DELAWARE GROUP EQUITY FUNDS IV
Delaware Large Cap Growth Fund
(the "Fund")

Supplement to the Fund's Prospectuses dated January 28, 2007

On August 16, 2007, the Board of Trustees responsible for Delaware Large Cap Growth Fund (the "Reorganizing Fund") approved a proposal to reorganize the Reorganizing Fund with and into Delaware U.S. Growth Fund (the "Acquiring Fund"), a series of Delaware Group Adviser Funds, subject to shareholder approval. The Board of Trustees responsible for the Acquiring Fund also approved the reorganization.

The Reorganizing Fund's investment objective and policies are similar to those of the Acquiring Fund. The Reorganizing Fund seeks capital appreciation. The Acquiring Fund seeks long-term capital appreciation by investing in equity securities of companies we believe have the potential for sustainable free cash flow growth.

The Board of Trustees responsible for the Reorganizing Fund believes that the proposed reorganization will benefit shareholders of the Reorganizing Fund.

Effective as of the close of business on September 5, 2007, the Reorganizing Fund will be closed to new investors. Reorganizing Fund shareholders will receive a proxy statement/prospectus providing them with information about the Acquiring Fund and requesting their votes on the proposed reorganization of their Reorganizing Fund at a special meeting of shareholders to be held in late January 2008. If approved, the reorganization is expected to take place in February 2008. Additionally, the Reorganizing Fund will continue to accept purchases from existing shareholders (including reinvested dividends or capital gains) until the last business day before the proposed reorganization.

The following replaces the sales charges portion of the table entitled "What are the Fund's fees and expenses?" on page 4 of the Fund's Class A * Class B * Class C * Class R prospectus:

Sales charges are fees paid directly from your investments when you buy or sell shares of the Fund. You do not pay sales charges when you buy or sell Class R shares.	CLASS	A	B	C	R
	Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.75%	none	none	none
	Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	none[1]	4.00%[2]	1.00%[3]	none
	Maximum sales charge (load) imposed on reinvested dividends	none	none	none	none
	Redemption fees	none	none	none	none
	Exchange fees[4]	none	none	none	none

  A purchase of Class A shares of $1 million or more may be made at net asset value (NAV). However, if you buy the shares through a financial advisor who is paid a commission, a contingent deferred sales charge (CDSC) will apply to redemptions made within two years of purchase. Additional Class A purchase options that involve a CDSC may be permitted from time to time and will be disclosed in the Prospectus if they are available.
  If you redeem Class B shares during the first year after you buy them, you will pay a CDSC of 4.00%, which declines to 3.25% during the second year, 2.75% during the third year, 2.25% during the fourth and fifth years, 1.50% during the sixth year, and 0% thereafter.
  Class C shares redeemed within one year of purchase are subject to a 1.00% CDSC.
  Exchanges are subject to the requirements of each Delaware Investments® Fund. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.

Please keep this Supplement for future reference.

This Supplement is dated August 22, 2007.